Exhibit 10.73

AMENDMENT TO PROMISSORY NOTE

This Amendment to Promissory Note (the “Amendment”) is made and entered into as of December 23, 2024, by and between Clean Energy Technologies, Inc., a Nevada corporation (the “Borrower”), and Coventry Enterprises LLC, a Delaware limited liability company (the “Holder”).

WHEREAS, the Borrower and Holder entered into that certain Promissory Note dated November 8, 2024, in the initial principal amount of $101,000 (the “Note”); and

WHEREAS, the parties desire to amend the terms of the Note as set forth below.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledge, the parties intending to be legally bound agree as follows:

1. Amendment to Note

1.1. Extension of Maturity Date: The Maturity Date of the Note is hereby extended by 30 days, making the new Maturity Date January 23, 2025.

1.2. Additional Shares: The Borrower shall issue to the Holder 50,000 shares of the Borrower’s common stock as additional commitment shares (the “Additional Commitment Shares”).

1.3. Commitment Shares Registration:

●	All commitment shares, including the Additional Commitment Shares (collectively, “All Commitment Shares”), constitute “restricted securities” as that term is defined in Rule 144 (a)(3) and shall be included in the next registration statement (on any form) that the Borrower files with the Securities and Exchange Commission (the “Next Registration Statement”).
●	Failure to include All Commitment Shares in the Next Registration Statement shall constitute an event of default under the Note, which shall also cause cross-defaults under other notes of the Borrower held by the Holder.

2. No Other Changes

Except as expressly amended by this Amendment, all other terms and conditions of the Note shall remain in full force and effect.

3. Miscellaneous

3.1. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

3.2. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures delivered electronically or via facsimile shall be deemed valid and binding.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

CLEAN ENERGY TECHNOLOGIES, INC.

By:	/s/ Kambiz Mahdi
Name:	Kambiz Mahdi
Title:	Chief Executive Officer

COVENTRY ENTERPRISES LLC

By:	/s/ Jack Bodenstein
Name:	Jack Bodenstein
Title: